SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 28, 2006
Date of Report (Date of earliest event reported)

United Security Bancshares
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(IRS Employer Identification No.)

1525 E. Shaw Avenue	93710
(Address of Principal Executive Office)	(Zip Code)

559-248-4943
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On March 28, 2006, United Security Bancshares issued a press release announcing that its Board of Directors approved a two-for-one split on the Company’s common stock effected as a stock dividend. The record date for shareholders entitled to receive additional shares is April 7, 2006 and the shares will be issued on May 1, 2006

Item 9.01     Exhibits

          (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 28, 2006, issued by United Security Bancshares

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date: March 28, 2006	By:	/s/ Ken Donahue

Senior Vice President &
Chief Financial Officer